                                                                    Exhibit 10.8

                                 OFFICE LEASE

     In consideration of the rents and covenants set forth below, this Lease is made in duplicate as of the 8th day of May, 1998, between STRATTON PROPERTIES, INC., a Washington corporation, hereinafter referred to as "Landlord", and GLENN BALLMAN, individually, and MEGADEPOT, INC., a Washington corporation, hereinafter referred to collectively as "Tenant".

                                   RECITALS

A. Landlord is the owner of the real property known as the Marathon Building, having a street address of 209 1/2 First Avenue South, Seattle, Washington 98104, and which is legally described as:

          The South 1/2 of Lot 7 in Block 2, Town of Seattle, as laid out by D.S. Maynard, commonly known as D.S. Maynard's Plat of Seattle, as .per plat recorded in Volume 1 of Plate, page 23, Records of King County, Washington, Except the east 9 feet condemned for street purposes; situate in the City of Seattle, County of King, State of Washington. SUBJECT TO Indemnity Agreement recorded January 25, 1921, under Auditor's File No. 1486936.

B. Tenant desires to take possession of the leased premises hereunder described for office use and for no other business or purpose without the written consent of the Landlord.

                          LEASE TERMS AND CONDITIONS

                                      I.
                      Commencement of Lease and Occupancy
                      -----------------------------------

     The Landlord and Tenant agree that the premises shall be made ready for occupancy, and the Tenant agrees to occupy the premises and to commence the payment of rent as of the 1st day of June, 1998.

                                      II.
                                   Premises
                                   --------

     The Landlord hereby leases and demises unto the Tenant, and the Tenant hereby leases and takes from the Landlord, for the term of the rental, and upon the covenants and conditions hereinafter set forth, the office space referred to herein as the "premises" and described as follows: the rear portion of the third floor of the Marathon Building, namely Suite 302, which premises include the shared use of the restrooms and entry vestibule immediately outside the entrance doors to the office space.

                                     III.
                                     Term
                                     ----

     The term of this Lease shall commence on the 1st day of June, 1998, and shall continue for a period of thirty-six (36) months, terminating on the 31st day of May, 2001.

                                      IV.
                                    Rental
                                    ------

     The Tenant covenants and agrees to pay to the Landlord during the term of this Lease as rental for the premises the following amounts:

     a.   June, 1998 through August, 1998: No rent;

     b. September, 1998 through May, 1999: Two Thousand One Hundred and Forty-five and 46/100 Dollars ($2,145.46) per month;

     c. June, 1999 through May, 2000: Two Thousand Two Hundred Eleven and 79/100 Dollars ($2,211.79) per month; and

     d. June, 2000 through May, 2001: Two Thousand Two Hundred Seventy-eight and 79/100 Dollars ($2,278.79) per month.

     The rent shall be due and payable in advance on the first day of each calendar month and any amount not received by the tenth (10th) day of the calendar month shall be subject to an additional late payment fee of five percent (5%) of the amount due and shall bear interest at the rate of twelve percent (12%) per annum from such date until paid. Rent shall be paid by check payable to the order of Stratton Properties, Inc. and shall be mailed to Stratton Properties, Inc., Suite 1315, 1411 Fourth Avenue, Seattle, Washington 98101 or to such other office or place as Landlord may designate in writing.

     As partial consideration for the execution of this Lease, the Tenant has as of this day paid the Landlord a deposit of Four Thousand Four Hundred Twenty-four and 25/100 Dollars ($4,424.25), of which Two Thousand One Hundred Forty-five and 46/100 Dollars ($2,145.46) shall be applied by Landlord to the rent due and payable by Tenant for the month of September, 1998, and the balance of which, being Two Thousand Two Hundred Seventy-eight and 79/100 Dollars ($2,278.79), will be held by Landlord as a security deposit for the term of this Lease. Such pre-paid rent and security deposit shall be deposited by Landlord with Landlord's other funds and shall not accrue interest for the credit of Tenant. Such security deposit shall be refundable to Tenant thirty (30) days after the expiration of the term of this Lease if the Tenant has complied with all of the covenants, agreements, terms and conditions of this Lease. In the event of the default by Tenant hereunder, such deposit shall be retained by Landlord and applied towards any damages incurred by Landlord as a result of such default.

                                      V.
                             Option to Extend Term
                             ---------------------

     Tenant shall have no options to extend the term of this Lease.

                                      VI.
                      Acceptance of Premises and Repairs
                      ----------------------------------

     Subject to completion by Landlord of certain improvements to the premises described in more detail in Exhibit "A" attached hereto and made a part hereof, the premises are accepted by Tenant in their "as-is" condition and Tenant agrees that Landlord is not required to make any additional improvements to or alterations of the premises in connection with Tenant's occupancy.

     All normal repairs necessary to maintain the premises in a tenantable condition, normal wear and tear excepted, shall be done by or under the direction of Landlord, at Landlord's expense, except those caused by negligence or acts of Tenant, its agents or invitees, which repairs shall be made at the sole cost of Tenant. Landlord shall be the sole judge of what repairs are necessary.

     Tenant will at all times keep the premises neat, clean, and in a sanitary condition. Except for reasonable wear and tear by unavoidable casualty, Tenant will at all times preserve said premises in as good repair as they now are or may hereafter be put to. Any alterations, additions, or improvements to the premises which Tenant desires to undertake, at Tenant's expense, shall be subject to the prior approval of Landlord, which approval may be conditioned on Tenant's agreeing to remove such additions or otherwise restore the premises upon the termination of this Lease.

     If the Tenant shall perform work with the consent of the Landlord, as aforesaid, Tenant agrees to comply with the laws, ordinances, rules and regulations of the City of Seattle, King County, or any other authorized public authority. The Tenant further agrees to save the Landlord free and harmless from damage, loss or expense arising out of the said work. Tenant agrees that at the expiration or sooner termination of this Lease, Tenant will surrender the said premises in a neat and clean condition, and will deliver up all keys belonging to said premises to the Landlord or Landlord's agent.

                                     VII.
                                   Services
                                   --------

     The Landlord, so long as Tenant is not in default of any provisions of this Lease, shall provide heating and air conditioning, water, and electrical current, in reasonable amounts for office purposes. The Tenant shall provide janitorial services for the premises. Tenant shall also be responsible. for changing light bulbs in the premises on an as-needed basis; provided, however, that Landlord shall periodically provide Tenant with a reasonable supply of replacement light bulbs. The Landlord shall not be liable for any losses or damages caused by or resulting from any interruption or failure of municipal utility service due to causes beyond the control or responsibility of the Landlord, and no such temporary interruption or temporary failure of such services incident to restoring services to the building or due to accident or strike or other conditions or events not under Landlord's control or responsibility, and which do not substantially interfere with Tenant's enjoyment of the leased premises, shall be deemed an eviction of the Tenant or relieve the Tenant of any of the Tenant's obligations hereunder.

                                     VIII.
                                   Accidents
                                   ---------

     All personal property on said leased premises or on other temporary premises provided for Tenant's use elsewhere in the building shall be at the risk of Tenant. Tenant agrees to defend and hold Landlord and Landlord's agents harmless from any and all claims arising out of Tenant's negligence for damages suffered in or about the premises by any person, firm or corporation.

Except in the case of Landlord's gross negligence or of defects in the premises known to Landlord, Landlord or Landlord's agents shall not be liable for theft, or any damage, either to person or property, sustained by Tenant or others Caused by any defects now in said premises, or the building in which the premises are located, or any service facilities, or hereafter occurring therein, or due to the building in which the leased premises are situated, or any part or appurtenance thereof, becoming out of repair or caused by fire or by the bursting or letting of water, gas, sewer or steam pipes, or from any act or negligence of another occupant of said building, or any other persons, or due to the happening of any accident from whatsoever cause in and about said building.

                                      IX.
                               Care of Premises
                               ----------------

     The Landlord shall not be called upon to make any improvements of any kind upon said premises other than those described in Section VI of this Lease. The premises shall at all times be kept and used in accordance with the laws of the State of Washington and ordinances of City of Seattle, and in accordance with all directions, rules and regulations of the health officer, fire marshal, building inspector, or other proper officer of the City of Seattle, at the sole cost and expense of Tenant, and Tenant will permit no waste, damage or injury to the premises; nor will the Tenant maintain anything that might be dangerous to life or limb or overload the floors, or permit any objectionable noise or odor to escape from said premises, or permit anything to be done upon the leased premises in any way that will tend to create a nuisance or to disturb any other tenant of the building, or use or permit the use of the premises for any illegal purpose.

                                      X.
                                      Use
                                      ---

     The Tenant shall conduct and carry on in said premises, the business for which said premises are leased, and shall not use the premises for residential purposes, or for any immoral or illegal purposes. The Tenant agrees that no stock of goods will be carried, or anything done in or about the premises, which will increase the present rate of insurance; provided, however, if the Tenant shall engage in such business with the consent of the Landlord, which business shall increase insurance rates, Tenant shall pay such increase. Tenant agrees that it has determined to Tenant's satisfaction that the premises can be used for the purpose for which they are leased and waives any right to terminate this Lease in the event the premises for any reason may not be used for such purposes during the term of this Lease.

                                      XI.
                             Liens and Insolvency
                             --------------------

     Tenant shall keep the leased premises and the property in which the leased premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of the Tenant, then the Landlord may cancel this Lease at Landlord's option.

                                     XII.
                                  Assignment
                                  ----------

     Tenant shall not let or sublet the premises or any part thereof, nor assign this Lease or any part thereof without the written consent of the Landlord, which consent shall not be unreasonably withheld. This Lease shall not be assignable by operation of law. If consent is once given by the Landlord to the assignment of this Lease, or any interest therein, Landlord shall not be barred from afterwards refusing to consent to any further assignment. In the event that Tenant sublets the premises or assigns this Lease for an amount which exceeds the rent, or applicable portion thereof, otherwise required to be paid by Tenant to Landlord hereunder, the amount of such excess shall be paid to Landlord and shall not accrue to the benefit of Tenant.

                                     XIII.
                                    Access
                                    ------

     Tenant will allow Landlord or Landlord's agent free access at all reasonable times to said premises for the purpose of inspection or of making repairs, additions or alterations to the premises or any property owned by or under the control of Landlord but this right shall not be construed as an agreement on the part of the Landlord to make repairs, additions or alterations. The Landlord shall have the right to show the premises to prospective tenants during business hours only for sixty (60) days prior to the expiration of this Lease and shall have the right to put "For Rent" signs in the front windows of the premises during such period.


                                     XIV.

                             Damage or Destruction
                             ---------------------

     In the event that the premises are damaged to such an extent as to render the same untenantable in whole or in a substantial part thereof or are destroyed so as to render the premises untenantable for the stated purposes, it shall be optional with the Landlord to terminate this Lease. After the happening of any such contingency, the Tenant shall give Landlord or Landlord's agent immediate written notice thereof. Landlord shall have not more than thirty (30) days after the date of such notification to notify the Tenant in writing of Landlord's intentions to repair or rebuild said premises, or the part so damaged as aforesaid, and if Landlord elects to repair or rebuild said premises, Landlord shall prosecute the work of such repairing or rebuilding without unnecessary delay and during such period, the rent of said premises shall be abated in the same ratio that that portion of the premises rendered for the time being unfit for occupancy shall bear to the whole of the leased premises. If the Landlord shall fail to give the notice aforesaid, Tenant shall have the right to declare this Lease terminated by written notice served upon the Landlord or Landlord's agent.

     In the event the building in which the premises hereby leased are located shall be damaged (even though the premises hereby leased shall not be damaged thereby) to such an extent that in the opinion of the Landlord it shall not be practicable to repair or rebuild, or is destroyed, then it shall be optional with the Landlord to terminate this Lease by written notice served within thirty
(30) days after such damage or destruction.

                                      XV.
                                    Notice
                                    ------

     Any notice required to be served in accordance with the terms of this Lease, shall be sent by mail or personal delivery, the notice from the Tenant to be sent to the Landlord at the address set forth in Section IV, and the notice from the Landlord to be sent to Tenant at the leased premises. However, hand delivery to a signatory to this Lease or their authorized agent shall meet any notice requirements contained herein.

                                     XVI.
                                     Signs
                                     -----

     Any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the leased premises or said building which Tenant desires to install shall be subject to Landlord's prior consent, provided that places not visible from anywhere without said premises are excepted. Tenant shall be solely responsible for obtaining any and all governmental approvals which may be required with respect to such signs.

                                     XVII.
                             Default and Re-Entry
                             --------------------

     If any rents above reserved, or any part thereof, shall be unpaid when the same shall become due and shall remain unpaid ten (10) days after written notice thereof from Landlord to

Tenant, or if Tenant shall violate or default in any of the other covenants and agreements herein contained and such violations or defaults shall remain uncured thirty (30) days after written notice thereof from Landlord to Tenant, then the Landlord may cancel this Lease upon giving the notice required by law, and re-enter said premises, using such force within the process of the law as may be required. Notwithstanding such re-entry by the Landlord, the liability of the Tenant for the rent provided for herein shall not be extinguished for the balance of the term of this Lease, and Tenant covenants and agrees to make good to the Landlord any deficiency arising from a re-entry and reletting of the premises at a lesser rental than is herein agreed. The Tenant shall pay such deficiency each month as the amount thereof is ascertained by the Landlord. In the event Landlord incurs any Costs or expenses in connection with such reletting, including leasing commissions or any changes, alterations or additions to the premises, or such part thereof, in order to restore the premises to their condition before Tenant's occupancy as may be required for the purposes of reletting said premises or any part thereof, Tenant shall be responsible for such cost.

                                    XVIII.
                           Costs and Attorney's Fees
                           -------------------------

     If either party commences litigation, costs and reasonable attorney fees shall be included as an award in any judgment rendered in favor of the prevailing party.

                                     XIX.
                             Non-Waiver of Breach
                             --------------------

     The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants and agreements of this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed to be a waiver of relinquishment of any such, or any other covenants or agreements, but the same shall be and remain in full force and effect.

                                      XX.
                              Removal of Property
                              -------------------

     In the event of any entry in, or taking possession of, the leased premises, the Landlord shall have the right, but not the obligation to remove from the leased premises all personal property located therein, and may store the same in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty (30) days or mere, the proceeds of such sale to be applied first to the cost of such sale, second to the payment of the charges for storage, if any and third to the payment of any other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, the balance, if any to be paid to Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord's re-entry and taking possession of the premises in the Lease, and will save Landlord harmless from all loss, costs, or damage occasioned thereby and no such re-entry and taking possession shall be considered or construed to be a forcible entry.

                                     XXI.
                             Heirs and Successors
                             --------------------

     Subject to the provisions hereof pertaining to assignment and subletting, the covenants and agreements of this Lease shall be binding upon the heirs, legal representatives, successors and assigns of any or all of the parties hereto.

                                     XXII.
                            Conditions of Occupancy
                            -----------------------

     Tenant agrees to abide and be bound by the following rules and policies of Landlord, which shall be considered as covenants of this Lease:

     a)   Light and Air.  This Lease does not grant or purport to grant any
          -------------
rights to access to light or air over property, and this Lease does not warrant or protect against interferences with light or air in the leased premises by construction upon adjacent, abutting or nearby property.

     b)   Locks.  No lock shall be put on any door without the prior consent of
          -----
Landlord.

     c)   Electrical Installations.  Tenant shall not without the prior consent
          ------------------------
of Landlord operate or install any specialized electrical equipment or machinery (other than ordinary office equipment), or replace or move any electric light fixtures.

     d)   Awnings.  Any existing awnings shall not be removed or altered without
          -------
the consent of Landlord and no additional awnings shall be attached to the outside of any windows or the premises hereby leased.

     e)   Windows.  The Tenant shall not allow anything to be placed on the
          -------
outside window ledges of said premises; and nothing shall be thrown by the Tenant or others out of the windows of said building.

     f)   Floor coverings.  The Tenant or other person shall not lay linoleum or
          ---------------
other similar floor covering with any paste materials save and excepting that which may be easily removed with water. The use of cement or similar adhesive material is expressly prohibited. The tacking or fastening of any flooring material to the base board molding is expressly prohibited.

     g)   Furniture and Bulky Articles.  No safe or other article of over 1,000
          ----------------------------
pounds shall be moved into said premises without the consent of the Landlord; the Landlord shall have the right to fix the position of any article of weight in said premises.

     h)   Windows-Rain and snow.  Tenant shall lace great care not to leave
          ---------------------
windows open when it rains or snows. Damage resulting either to Landlord or to other tenants from failure to observe this precaution shall be chargeable to the Tenant on which premises the neglect occurred.

     i)   Plumbing.  Water closet and other water fixtures shall not be used for
          --------
any purposes other than those for which they are intended, and any damage resulting from misuse on the part of the Tenant, its agents or employees, shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

     j)   Doors.  Tenant shall close and keep locked all entrance and exit doors
          -----
to the premises during non--business hours or as otherwise required by any governmental authorities having jurisdiction over the building or by Landlord's insurance company.

     k)   No Smoking.  Neither Tenant, nor any of Tenant's employees, invitees,
          ----------
licensees, agents, customers or guests, shall smoke any tobacco products in the premises or anywhere else in the Marathon Building at any time.

     l)   Other Regulations.  Landlord reserves the right to make such other and
          -----------------
further reasonable regulations as in its judgment may from time to time be needed or desirable for the safety, care and cleanliness of the premises or the building and the preservation of good order therein.

                                    XXIII.
                                   Hold-Over
                                   ---------

     If the Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as provided by the Laws of the State of Washington. During such tenancy Tenant agrees to pay to the Landlord the same rate of rental as set forth herein, unless a different rate is agreed upon, and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable.

                                     XXIV.
                                 Subordination
                                 -------------

     This Lease is subject and subordinate to all mortgages and/or deeds of trust which may now or hereafter encumber or otherwise affect the premises and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees to execute from time to time a written agreement to evidence the subordination of this Lease to such mortgage or deed of trust.

                                     XXV.
                                   Insurance
                                   ---------

     Landlord, for the benefit of Landlord, shall maintain fire and extended coverage insurance throughout the term of this Lease in an amount acceptable to Landlord. Such insurance shall cover the premises and the building, but shall not cover the contents of the premises or the building. Tenant agrees that during the term of this Lease, and for any option periods thereafter, Tenant, at its sole cost and expense, and for the mutual benefit of Landlord and Tenant, shall carry and maintain the following types of insurance for the premises leased in the amounts specified:

     a) Tenant agrees to maintain public liability insurance on the premises in the minimum limit of $500,000 for property damage and in the minimum of $1,000,000 for bodily injuries and death, and shall name Landlord as an additional insured.

     b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant.

     The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord as an additional insured. Said insurance shall be with a company or companies reasonably acceptable to Landlord. Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals of binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the premises and to Tenant as required by this Lease.

                                     XXVI.
                                   Captions
                                   --------

     Paragraph headings are for convenience and ease of reference, and shall neither be deemed part of the paragraph nor considered in the construction thereof.

                                    XXVII.
                                 Incorporation
                                 -------------

     All Exhibits and the Addendum referred to in this Lease, and all terms contained in such Exhibits and the Addendum, shall be incorporated in this Lease by this reference.

                                    XXVIII.
                                Quiet Enjoyment
                                ---------------

     Landlord covenants and agrees that Tenant, upon paying the rent and all other charges provided for in this Lease and upon observing and keeping all of the Covenants, agreements and provisions of this Lease on Tenant's part to be observed and kept, and subject to the provisions of this Lease, Tenant shall be entitled to the peaceable and quiet enjoyment of the premises and all rights and privileges granted to Tenant under this Lease.

                                     XXIX.
                                   Liability
                                   ---------

     Each individual or entity signing this Lease as Tenant shall be jointly and severally liable for all obligations, covenants and liabilities of Tenant hereunder.

                                     XXX.
                                    Brokers
                                    -------

     In connection with the negotiation and execution of this Lease, Landlord was represented by Madison & Co., LLC and Tenant was not represented by a broker.

     IN WITNESS WHEREOF, the Landlord and Tenant have signed, sealed and executed this Lease as of the day and year first above written.

Landlord                                 Tenant
--------                                 ------

STRATTON PROPERTIES, INC.                GLENN BALLMAN, individually

By /s/: C. Jairus Stratton               /s/: Glenn Ballman
C. Jairus Stratton, III President        MEGADEPOT, INC.

                                         By: /s/: Glenn Ballman
                                         Glenn Ballman President



PROVIDENCE OF WASHINGTON )
                         ) ss:
COUNTY OF KING           )

     I certify that I know or have satisfactory evidence that C. JAIRUS STRATON, III is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of STRATTON PROPERTIES, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     GIVEN under my hand and official seal this 12th day of May, 1998

(Seal or Stamp)               /s/: Margery W. Howie
                              Notary Public in and for the State of Washington,
                              residing at Bainbridge Island
                              My commission expires 8/25/2001

                              OFFICIAL SEAL
                              MARGERY W. HOWIE
                              Notary Public - State of Washington
                              My Commission expires 8/25/01

PROVIDENCE OF BRITISH COLUMBIA )
                               ) ss:
COUNTY OF VANCOUVER            )

     I certify that I know or have satisfactory evidence that GLENN BALLMAN is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of MEGADEPOT, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     GIVEN under my hand and official seal this 8th day of May, 1998

(Seal or Stamp)               /s/: Brigitte A. Farkas
                              Notary Public in and for the Province of British
                              Columbia, residing at Vancouver
                              My commission expires Life Appointment

                              BRIGITTE A. FARKAS
                                    Notary Public
                              Honorary Vice-Consul of Hungary
                              #201, 1039 Richards Street
                              Vancouver, B.C., V6B 3E4
                              Tel: 681-5936 - Fax: 681-5930

PROVIDENCE OF BRITISH COLUMBIA )
                               ) ss:
COUNTY OF VANCOUVER            )

     I certify that I know or have satisfactory evidence that GLENN BALLMAN is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     GIVEN under my hand and official seal this 8th day of May, 1998

(Seal or Stamp)               /s/: Brigitte A. Farkas
                              Notary Public in and for the Province of British
                              Columbia, residing at Vancouver
                              My commission expires Life Appointment

                              BRIGITTE A. FARKAS
                                    Notary Public
                              Honorary Vice-Consul of Hungary
                              #201, 1039 Richards Street
                              Vancouver, B.C., V6B 3E4
                              Tel: 681-5936 - Fax: 681-5930

                                  EXHIBIT "A"
                                  -----------

                           IMPROVEMENTS TO PREMISES
                           ------------------------

     Prior to the commencement of the term of this Lease, Landlord shall undertake the following improvements and cleaning of the premises.

     A.   Replace Carpet and Pad (to be #19406 JEWELED BLUE from Landlord's
                  --------------
          carpet book) paint walls and trim in building standard off-white;

     B.   Install a 36"x 36" fiberglass Shower Unit adjacent to the existing hot
                                        -----------
          water tank (as shown on sketch attached as Exhibit "A-1");

     C.   Privacy Wall:  New privacy wall to be built out 8 feet from existing
          ------------
          wall, with wall height to be not less than 8'6" with one 2/4 access door to the space (see plan for layout & access door location). Tenant will accept existing HW tank and exposed plumbing "as is" if the wall behind the tank is completed and painted.

     D.   Server Floor:   3/4" by 5 ft. x 8 ft. smooth faced finished grade
          ------------
          plywood (no knots) installed with finish nails and trimmed with 1x2 wood trim. Tenant will finish at their own expense.

     E.   Electrical:  Remove receptacle near shower location.  Install 220 V
          ----------
          service at SERVER LOCATION ONLY. See plan layout. Tenant will supply specification of the 220 V reception type. Install new 110 receptacle 42" off floor in locker room. Replace all flickering lights and existing burned out tubes.

     F.   Ceiling tiles to be washed and replaced as necessary.  HVAC outlets to
          -------------
          be cleaned or painted.

     G.   Skylight and windows to be cleaned.
          --------------------

     H.   Deadbolt to be installed on entry door.  ReKey entry door.
          --------                                 -----

     I.   Walls and trim to be repainted building standard white.  Tenant shall
          --------------
          paint "corporate" yellow area (wall) at own expense and will pay to return wall to white upon lease termination.

                     [THIRD LEVEL FLOOR PLAN APPEARS HERE]

Third Level Floor Plan
-----------------------

209 1/2 1st avenue south

MARATHON BUILDING--3rd floor west
REVISED TENANT IMPROVEMENTS dated 5/7/98
Stratton Interest Inc. - Megadepot

                                     -18-